SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
June 22, 2006
Date of Report
(Date of earliest event reported)

FISHER COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Charter)

Washington	000-22439	91-0222175

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
100 Fourth Avenue N., Suite 510, Seattle, Washington 98109
(Address of Principal Executive Offices, including Zip Code)
(206) 404-7000
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     On June 22, 2006, Robert C. Bateman and Fisher Communications, Inc. (the “Company”) agreed that Mr. Bateman would resign from his position as Senior Vice President and Chief Financial Officer of the Company effective July 31, 2006.
     The terms of Mr. Bateman’s separation will be governed by the letter agreement between Mr. Bateman and the Company dated June 16, 2005, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated June 20, 2005.
     Unless a successor is in place prior to July 31, 2006, Jodi Colligan, Vice President Finance, will serve as acting Chief Financial Officer, effective August 1, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISHER COMMUNICATIONS, INC.
Dated: June 28, 2006	By:	/s/ Judith A. Endejan
Judith A. Endejan
Senior Vice President General Counsel